Trade and other payables	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables	Trade and other payables

(in thousands of USD)	December 31, 2022	December 31, 2021
Advances received on contracts in progress, between 1 and 5 years	—	503
Derivatives	404	2,987
Total non-current other payables	404	3,490
Trade payables	24,696	26,012
Accrued expenses	35,212	38,020
Accrued payroll	2,121	2,160
Dividends payable	547	555
Accrued interest	8,910	6,570
Deferred income	17,542	7,545
Other payables	1,441	3,050
Total current trade and other payables	90,469	83,912

The decrease in advances received on contracts in progress relates to the lease contract of office space of Euronav UK which expires within 1 year.

The non-current derivatives relate to the interest rate swap derivatives used to hedge the risk related to the fluctuation of the LIBOR rate (see Note 15). The decrease is due to a positive mark-to-market on these IRSs at December 31, 2022.

The increase in accrued interest is related to a higher market interest rate at December 31, 2022 compared to 2021.

The increase in deferred income is due to more deferred freight spot voyage revenue and a higher amount of deferred income from vessels on time charter due to improved freight rates as of December 31, 2022 compared to December 31, 2021.